SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2009
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement; Item 8.01 Other Events.
     On November 12, 2009, Waste Management, Inc. (the “Company”) commenced an underwritten public offering of $600,000,000 aggregate principal amount of its 6.125% Senior Notes due 2039 (the “Notes”) under the Company’s Registration Statement on Form S-3 (No. 333-162059) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by our wholly-owned subsidiary Waste Management Holdings, Inc. (“WM Holdings”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on November 12, 2009 by the Company, WM Holdings and BNP Paribas Securities Corp., J.P. Morgan Securities, Inc., Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters set forth therein. The Notes will be issued under an indenture dated as of September 10, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (successor by merger to Texas Commerce Bank National Association), as trustee (the “Indenture”). Closing of the issuance and sale of the Notes is scheduled to occur on November 17, 2009. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they have received or will receive customary fees and expense reimbursements. The underwriting agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type. The terms of the Notes and the guarantee by WM Holdings are further described in the prospectus supplement dated November 12, 2009, as filed by the Company with the SEC on November 13, 2009, which description is incorporated herein by reference. The exhibits filed herewith are filed pursuant to the Registration Statement pursuant to Item 601 of Regulation S-K and are included as exhibits to this current report and are incorporated herein by reference. The descriptions of the documents described herein are qualified in their entirety by the full text of such documents, which are filed herewith.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
1.1 Underwriting Agreement dated November 12, 2009 by and among the Company, WM Holdings and BNP Paribas Securities Corp., J.P. Morgan Securities, Inc., Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC as representatives of the several Underwriters named therein.
4.1 Indenture dated September 10, 1997 by and between the Company and The Bank of New York Mellon Trust Company, N.A. (successor by merger to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).
4.2 Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the Notes.
4.3 Form of Note (included in Exhibit 4.2 above).

4.4 Form of Guarantee Agreement by WM Holding in favor of the holders of Waste Management, Inc.’s 6.125% Senior Notes due 2039.
5.1 Opinion of Baker Botts L.L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: November 16, 2009	By:	/s/ Cherie C. Rice
Cherie C. Rice, VP — Finance & Treasurer

Exhibit Index
1.1 Underwriting Agreement dated November 12, 2009 by and among the Company, WM Holdings and BNP Paribas Securities Corp., J.P. Morgan Securities, Inc., Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC as representatives of the several Underwriters named therein.
4.1 Indenture dated September 10, 1997 by and between the Company and The Bank of New York Mellon Trust Company, N.A. (successor by merger to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).
4.2 Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the Notes.
4.3 Form of Note (included in Exhibit 4.2 above).
4.4 Form of Guarantee Agreement by WM Holding in favor of the holders of Waste Management, Inc.’s 6.125% Senior Notes due 2039.
5.1 Opinion of Baker Botts L.L.P.